                                   EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated January 25, 1999 included in this Annual Report (Form 10-K) of The Sherwin-Williams Company with respect to the consolidated financial statements of The Sherwin-Williams Company which are incorporated by reference in this Annual Report (Form 10-K) from the 1998 Annual Report to Shareholders of The Sherwin-Williams Company.

     We also consent to the incorporation by reference in the following registration statements and related prospectuses of our report dated January 25, 1999, included in this Annual Report (Form 10-K) of The Sherwin-Williams Company with respect to the consolidated financial statements of The Sherwin-Williams Company which are incorporated by reference in this Annual Report (Form 10-K) from the 1998 Annual Report to Shareholders of The Sherwin-Williams Company and schedule included in this Annual Report (Form 10-K) of The Sherwin-Williams Company:


REGISTRATION
   NUMBER                               DESCRIPTION
------------                            -----------
333-66295       The Sherwin-Williams Company Deferred Compensation Savings
                  Plan, The Sherwin-Williams Company Key Management Deferred
                  Compensation Plan and The Sherwin-Williams Company
                  Director Deferred Fee Plan Form S-8 Registration Statement
333-61735       The Sherwin-Williams Company Form S-3 Registration Statement
333-41659       The Sherwin-Williams Company Form S-3 Registration Statement
333-25671       The Sherwin-Williams Company 1997 Stock Plan for Nonemployee
                  Directors Form S-8 Registration Statement
333-25669       The Sherwin-Williams Company 1994 Stock Plan Form S-8
                  Registration Statement
333-25607       The Sherwin-Williams Company S-4 Registration Statement
333-01093       The Sherwin-Williams Company Form S-3 Registration Statement
333-00725       The Sherwin-Williams Company Form S-4 Registration Statement
33-62229        The Sherwin-Williams Company Employee Stock Purchase and
                  Savings Plan Form S-8 Registration Statement
2-80510         Post-Effective Amendment Number 5 to Form S-8 Registration
                  Statement relating to The Sherwin-Williams Company
                  Employee Stock Purchase and Savings Plan
33-52227        The Sherwin-Williams Company 1994 Stock Plan Form S-8
                  Registration Statement
33-28585        The Sherwin-Williams Company 1984 Stock Plan Form S-8
                  Registration Statement
33-22705        The Sherwin-Williams Company Form S-3 Registration Statement

Cleveland, Ohio
March 8, 1999

                                                   ERNST & YOUNG LLP